M A R K  A S S I G N M E N T

Assignor: TRADEMARK HOLDINGS, LLC

Assignee: VODKA BRANDS CORP

Date: April 20, 2015

WITNESSETH

Whereas, ASSIGNOR is owner of the following mark applications and/or registrations (individually and collectively, each "MARK"):

Mark BLUE CRYSTAL	Registration No. 3,490,176	Registration Date 08/19/2008
WHITE CRYSTAL	2,993,050	09/06/2005

ASSIGNOR is desirous of assigning ASSIGNEE all right, title and interest in each MARK to ASSIGNEE. ASSIGNEE is desirous of acquiring all right, title and interest in each MARK.

ASSIGNMENT

Now, for good and valuable consideration, the receipt thereof which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.

ASSIGNOR does hereby assign, transfer and set over to the ASSIGNEE each aforementioned MARK, together with the goodwill of the business symbolized by each said MARK. The same to be held and enjoyed by ASSIGNEE for its own exclusive use and enjoyment, and for the use and enjoyment of its successors, assigns and other legal representatives, as fully and entirely as the same would have been held and enjoyed by the said ASSIGNOR if this assignment and sale had not been made. These rights are assigned together with all claims by ASSIGNOR for damages by reason of past infringement of each said MARK, with the right to sue for, and collect the same for its own use and benefit, and for the use and benefit of its successors, assigns or other legal representatives.

2.

ASSIGNOR will, by its officers, employees, legal representatives or other persons duly authorized, communicate to ASSIGNEE or the representatives thereof any facts known to it respecting each MARK, and will, upon request, testify in any legal proceedings, sign all lawful papers, make all rightful oaths, and generally do all other and further lawful acts, deemed necessary or expedient by said ASSIGNEE or by counsel for ASSIGNEE, to assist or enable said ASSIGNEE to obtain and enforce full benefits from the rights and interests herein assigned. ASSIGNOR additionally agrees to execute copies of this assignment or portions thereof regarding each aforementioned MARK, as required by ASSIGNEE in the future.

IN WITNESS WHEREOF, and with the intention of being legally bound, ASSIGNOR has caused this Assignment to be signed by its officer thereto duly authorized.

TRADEMARK HOLDINGS, LLC

BY: /s/ Mark Lucero, President